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                                                                 Exhibit 10(bbb)
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                                  GUARANTY TO
                             CAREER EQUITY PROGRAM

                                * * * * * * * *

                 This Guaranty (the "Guaranty") to the Career Equity Program (the "Program") is made this 26th day of July 1993.

                                     * * *

                 WHEREAS, AMR Corporation (the "Corporation") and _________ (the "Employee"), employee number _____, have previously entered into deferred stock agreements pursuant to the Career Equity Program (collectively referenced the "Agreements");

                 WHEREAS, pursuant to the Agreements shares of deferred stock have been awarded to the Employee (such shares of deferred stock to be collectively referenced the "Award");

                 WHEREAS, the Award will vest in accordance with the terms of the Agreements; and

                 WHEREAS, the Corporation and the Employee wish to agree upon a guaranty relating to the value of the Award upon the Employee's Retirement from a Subsidiary or Affiliate of the Corporation.

                 NOW, THEREFORE, in exchange for good and valuable consideration the sufficiency of which is hereby agreed, the Corporation and Employee agree as follows.

                                     * * *

                 Section 1. For purposes of this Guaranty, the following terms will have the meanings set forth below.

                 Award FMV means the number of shares of Stock which vest upon the Employee's Retirement multiplied by the Fair Market Value of the Corporation's common stock, $1.00 par value per share, on the date such shares of Stock vest.

                 Final Average Salary means the average annual salary used for purposes of computing the Employee's benefit under the qualified pension plan of the applicable Subsidiary or Affiliate.

                 Guaranty Amount means the Final Average Salary multiplied by 3.5, provided the Employee has been granted, in the aggregate, a number of shares of stock pursuant to the Agreements (the "Award Number") which is at least equal to the target number (the "Target Number") as may be established by the Board or any committee thereof. Should the Employee's Award Number be less
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than the Target Number the Guaranty Amount will be the Employee's Final Average
Salary multiplied by 3.5 and further multiplied by a fraction where the numerator is the Award Number and the denominator is the Target Number.

                                       *

                 Section 2. In the event the Award vests in accordance with Section 2 of the Agreements, the Employee will be entitled to a supplemental payment in cash (subject to any applicable effective deferral), if, and to the extent that, on the date of the vesting of the Award, the Award FMV is less than Guaranty Amount. The supplemental payment, if any, will be equal to the difference between the Guaranty Amount and the Award FMV. Provided, however, that if the Employee elects an Early Retirement from a Subsidiary or Affiliate of the Corporation, the amount of the supplemental payment (as computed pursuant to this Section 2) will be multiplied the factor corresponding to the Employee's age at Early Retirement, as follows:

     Age                             Factor
     ---                             ------
     55                               .85

     56                               .88

     57                               .91

     58                               .94

     59                               .97

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                 Section 3.       This Guaranty will only be applicable in the
event of the Employee's Retirement from a Subsidiary or Affiliate of the Corporation. This Guaranty will not be applicable, and is not intended to apply, in the event the Employee's employment with a Subsidiary or Affiliate of the Corporation is terminated for Cause, not for Cause, by reason of death, Disability or any other reason whatsoever.

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                 Section 4.       This Guaranty (a) shall be binding upon and
inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Employee. No contract or right of employment shall be implied by this Guaranty.
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                                       *

                 Section 5. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Corporation's l988 Long Term Incentive Plan.

                                     * * *



EMPLOYEE                                      AMR CORPORATION




_____________________________                   By: _____________________
                                                       Charles D. MarLett
                                                       Corporate Secretary